                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             HOPFED BANCORP, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



         DELAWARE                                        61-0229082
  ---------------------------------------------------------------------------
(State of incorporation or organization)             (I.R.S. employer
                                                     identification no.)


2700 FORT CAMPBELL BOULEVARD, HOPKINSVILLE, KENTUCKY                 42240
-----------------------------------------------------              ---------
(Address of principal executive offices)                           (Zip Code)



       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                                     ----

       Securities to be registered pursuant to Section 12(g) of the Act:


                   Common Stock, par value $10.00 per share
             ----------------------------------------------------
                               (Title of Class)



                               Page 1 of 4 Pages
                            Exhibit Index on Page 3
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Item 1.  Description of Registrant's Securities to be Registered.

          The information required by this Item is included under the captions "Description of Capital Stock" (pages 87-88), "Dividends" (pages 9-10), "Market for the Common Stock" (page 10), "Certain Anti-Takeover Provisions in the Certificate of Incorporation, and Bylaws" (pages 83-87), "The Conversion -- Limitations on Resales by Management" (page 81), "The Conversion -- Effect of Conversion to Stock Form on Depositors and Borrowers of the Bank -- Liquidation Account" (page 71) and "The Conversion -- Restrictions on Repurchase of Stock" (page 81) of the Prospectus included as part of the Registrant's Registration Statement on Form S-1, File No. 333-30215, declared effective on October 10, 1997 (the "Form S-1"), which information is incorporated herein by reference to the Form S-1.

Item 2.  Exhibits.

          The following documents are either filed or incorporated by reference as exhibits to this registration statement as indicated:

            1. Specimen Common Stock Certificate (incorporated by reference to
               Exhibit 4 to Registration Statement on Form S-1 (File No. 333-30215)).

            2. (a)  Certificate of Incorporation (incorporated by reference to
                    Exhibit 3.1 to Registration Statement on the Form S-1 (File No. 333-30215)).

               (b) Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-30215)).

               (c) Plan of Conversion of HopFed Bancorp, Inc. (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-1 (File No. 333-30215)).

            3. (a)  Prospectus dated October 10, 1997

               (b)  Prospectus Supplement dated December 23, 1997


                                       2
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                             Sequentially
Number                                                                  Numbered
------                                                                      Page
                                                                            ----

1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4 of Registration
      Statement on Form S-1 (File No. 333-30215))

2(a) Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Form S-1)

2(b)  Bylaws (incorporated by reference to
      Exhibit 3.2 to the Form S-1)

2(c)  Plan of Conversion (incorporated by
      reference to Exhibit 2 to the Form S-1)

3(a)  Prospectus dated October 10, 1997

3(b)  Prospectus Supplement dated December 23, 1997

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 HOPFED BANCORP, INC.
                                 --------------------
                                 (Registrant)



Date: January 26, 1998          By:/s/ Bruce Thomas
                                    ----------------------------
                                    Bruce Thomas
                                    President and Chief Executive Officer